UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2008

SELECTICA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29637	77-0432030
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1740 Technology Drive, Suite 450

San Jose, CA 95110

(408) 570-9700

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Selectica, Inc. (the “Company”) is filing this amendment to Form 8-K filed with the Securities and Exchange Commission on February 11, 2008, for the purpose of amending Exhibit 99.1.

Item 2.02.	Results of Operations and Financial Condition.

On February 11, 2008, the Company issued a press release reporting financial results for the third fiscal quarter ended December 31, 2007. On February 11, 2008, the Company issued a corrected version of the release to revise the total non-GAAP operating expenses for the third quarter of fiscal 2008. The corrected version is furnished as Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

Exhibit 99.1	Press Release of Selectica, Inc., dated February 11, 2008 (corrected version).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTICA, INC.

DATE: February 11, 2008	By:	/s/ Bill Roeschlein
Bill Roeschlein
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

Exhibit 99.1	Press Release of Selectica, Inc., dated February 11, 2008 (corrected version).